THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE BORROWER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE BORROWER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

                                     FORM OF
                               AMENDED & RESTATED
                       NON-NEGOTIABLE 12% PROMISSORY NOTE

$___________                                             As of February 29, 2004
                                                Amended & Restated June 24, 2005

      FOR VALUE RECEIVED, the undersigned, a21, Inc., having an address at 7660 Centurion Parkway, Jacksonville, Florida 32256 (the "Borrower") promises to pay to the order of __________ (the "Lender"), at the office of Lender at _________________or at such other place as Lender may from time to time designate in writing, without offset or counterclaim, the principal sum of Eight Hundred Thousand Dollars ($______), in lawful money of the United States of America, on or before July 15, 2006 (the "Maturity Date"), together with interest thereon, as hereinafter set forth (the "Note").

      Interest at the rate of twelve percent (12%) per annum on the stated principal sum of this Note from time to time outstanding, including all unpaid interest for the period from February 29, 2004 through September 30, 2005, shall be due and payable commencing on September 30, 2005, and continuing quarterly thereafter prior to maturity or acceleration. Interest at the rate of eighteen percent (18%) per annum on the principal sum of this Note from time to time outstanding shall be due and payable from and after the Maturity Date if this
Note is not paid in full on or before the Maturity Date.

      Borrower has the privilege to prepay, without penalty or premium, the indebtedness evidenced hereby in full or in part upon five (5) day prior written notice to Lender. All payments received by Lender shall be applied by Lender to the payment due hereunder in such manner and in such order as Lender may determine in Lender's sole and absolute discretion. Payment shall continue to be due and payable as provided herein, until this Note is paid in full.

1. Events of Default

            A. This Note shall become and be due and payable upon written demand made by the holder hereof if one or more of the following events, herein called events of default, shall happen and be continuing:

                  (i) Default in the payment of the principal and interest on the Note when and as the same shall become due and payable, whether by acceleration or otherwise, and such default shall continue uncured for ten (10) days after written notice thereof;

                  (ii) Default in the due observance or performance of any material covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to the terms hereof and such default shall continue uncured for thirty (30) days after written notice thereof, specifying such default, shall have been given to the Borrower by the holder of the Note;

                  (iii) Application for, or consent to, the appointment of a receiver, trustee or liquidator of the Borrower or of its property;

                  (iv) Admission in writing of the Borrower's inability to pay its debts as they mature;

                  (v) General assignment by the Borrower for the benefit of creditors;

                  (vi) Filing by the Borrower of a voluntary petition in bankruptcy or a petition or an answer seeking reorganization, or an arrangement with creditors;

                  (vii) Entering against the Borrower of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within sixty (60) days; or

                  (viii) The sale of substantially all of the Borrower's assets.

            B. The Borrower agrees that notice of the occurrence of any event of default will be promptly given to the holder at its registered address by certified mail.

            C. In case any one or more of the events of default specified above shall happen and be continuing, the holder of this Note may proceed to protect and enforce his rights by suit in the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such holder.

2. Lender Representations.

            A. Lender (i) is an "accredited investor," as that term is defined in Regulation D under the Act; (ii) has such knowledge, skill and experience in business and financial matters, based on actual participation, that it is capable of evaluating the merits and risks of an investment in the Borrower and the suitability thereof as an investment for Lender; (iii) has received such documents and information as it has requested and has had an opportunity to ask questions of representatives of the Borrower concerning the terms and conditions of the investment proposed herein, and such questions were answered to the satisfaction of Lender; and (iv) is in a financial position to hold the Note for an indefinite time and is able to bear the economic risk and withstand a complete loss of its investment in the Borrower.

            B. Lender is acquiring the Note for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.

            C. Lender understands that the Note has not been registered under applicable state or federal securities laws. Lender acknowledges that by virtue of the provisions of certain rules respecting "restricted securities" promulgated by the Securities and Exchange Commission, the Note will be required to be held indefinitely, unless and until registered under the Act and applicable state securities laws, or unless an exemption from the registration requirements of the Act and applicable state securities laws is available.

      The failure of Lender at any time to exercise any option or right hereunder shall not constitute a waiver of Lender's right to exercise such option or right at any other time.

      As used herein, the term "Lender" shall mean the Lender identified herein and its successors and assigns and any and all other holders of this Note.

      IF ANY PROVISION OF THIS NOTE IS HELD TO BE INVALID OR UNENFORCEABLE BY A COURT OF COMPETENT JURISDICTION, THE OTHER PROVISIONS OF THIS NOTE SHALL REMAIN IN FULL FORCE AND EFFECT. IF THE PAYMENT OF ANY INTEREST DUE HEREUNDER WOULD SUBJECT LENDER TO ANY PENALTY UNDER APPLICABLE LAW, THEN THE PAYMENTS DUE HEREUNDER SHALL BE AUTOMATICALLY REDUCED TO WHAT THEY WOULD BE AT THE HIGHEST RATE AUTHORIZED UNDER APPLICABLE LAW.

      This Note shall be governed by, construed, and enforced in accordance with the laws of The State of New York.

      Any notice required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered on the earlier of: (i) the date received, or (ii) the date of delivery, refusal, or non-delivery indicated on the return receipt if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, addressed to the party to receive the same at the address of such party set forth at the beginning of this Note, or at such other address as may be designated in a notice delivered or mailed as herein provided.

      This Note supercedes and replaces in its entirety the Non-Negotiable 12% Promissory Note issued as of February 29, 2004 by the Borrower to the Lender.

      Executed under seal as of the date first above written.


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


                                        BORROWER:
                                        a21, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:


                                        LENDER:

                                        By: ____________________________________
                                        Name:
                                        Title:


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